EXHIBIT 4.15

Dated 5 NOVEMBER 2009
AMENDMENT AND RESTATEMENT AGREEMENT
REYNOLDS GROUP HOLDINGS LIMITED
AS PARENT
AND
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
AS THE COMPANY
AND
CREDIT SUISSE, CAYMAN ISLANDS BRANCH
AS ADMINISTRATIVE AGENT
AND
THE BANK OF NEW YORK MELLON
AS COLLATERAL AGENT
AND
CREDIT SUISSE
AS THE SECURITY TRUSTEE
AND
THE BANK OF NEW YORK MELLON
AS SENIOR SECURED NOTES TRUSTEE
AND
THE BANK OF NEW YORK MELLON
AS THE HIGH YIELD NOTEHOLDERS TRUSTEE
AND
OTHERS

RELATING TO AN
INTERCREDITOR AGREEMENT
DATED 11 MAY 2007
(as amended by a letter dated 21 June 2007 and a further letter dated 29 June 2007)

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf-scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

THIS AGREEMENT is dated 5 November 2009 and made between:
(1)	BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A. (formerly known as Rank Holdings I S.A.), a public limited liability company (société anonyme) incorporated under the laws of Luxembourg with registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under the number B 128592 (the “Company”);
(2)	REYNOLDS GROUP HOLDINGS LIMITED (formerly known as Rank Group Holdings Limited), a company incorporated in New Zealand with registered number 1812226 (“Parent”);
(3)	BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A. (formerly known as Rank Holdings II S.A.), a public limited liability company (société anonyme) incorporated under the laws of Luxembourg with registered office at 6C, Parc d’Activités Syrdall, L-5365 Munsbach, registered with the Luxembourg Register of Commerce and Companies under the number B 128914 (“Luxco B”);
(4)	THE COMPANIES whose names are set out in the signature pages to this Agreement under the heading “The Obligors” (the “ Obligors”);
(5)	THE COMPANIES whose names are set out in the signature pages to this Agreement under the heading “Subordinated Guarantor” (the “Subordinated Guarantors”);
(6)	THE BANK OF NEW YORK MELLON as the Collateral Agent as appointed under the First Lien Intercreditor Agreement (as defined below);
(7)	CREDIT SUISSE, CAYMAN ISLANDS BRANCH as the Administrative Agent under the Senior Facilities Agreement;
(8)	CREDIT SUISSE, as the Security Trustee for the HY Noteholders;
(9)	CREDIT SUISSE, CAYMAN ISLANDS BRANCH as the Senior Issuing Bank;
(10)	THE BANK OF NEW YORK MELLON, as the Senior Secured Notes Trustee;
(11)	THE BANK OF NEW YORK MELLON, as the HY Noteholders Trustee; and
(12)	CREDIT SUISSE, as Senior Agent, Senior Issuing Bank and Subordinated Bridging Agent (each such term as defined in the Original Intercreditor Agreement) and Security Trustee for the Senior Creditors (as defined in the Original Intercreditor Agreement).
RECITALS:
(A)	In order to fund the Acquisition (as defined below), new Senior Secured Notes (as defined below) will be issued (subject to the Escrow) by Reynolds Group Issuer Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A. and the

Senior Facilities Agreement will be entered into by Reynolds Consumer Products Holdings Inc., the Parent and certain subsidiaries of the Parent.
(B)	The Original Intercreditor Agreement (as defined below) will be amended and restated by this Agreement to include the facilities made available under the Senior Facilities Agreement and the Senior Secured Notes as Senior Liabilities which will rank ahead of the HY Notes Liabilities.
(C)	It has been agreed, among other matters, that the Collateral Agent, the Administrative Agent, the Senior Secured Notes Trustee and certain subsidiaries of the Company should accede to the Restated Intercreditor Agreement.
IT IS AGREED as follows:
1.	DEFINITIONS AND INTERPRETATION
1.1	Definitions
In this Agreement:
“Acquisition” has the same meaning given to such term in the Senior Facilities Agreement.
“Effective Date” means the date on which the Escrow is released and the Company has notified each of the Collateral Agent, the Administrative Agent, the Senior Secured Notes, Trustee and the HY Noteholders Trustee of such release.
“Escrow” means the escrow in respect of the Senior Secured Notes by which the Senior Secured Notes will initially be issued by two special purpose escrow entities, Reynolds Group DL Escrow Inc. and Reynolds Group Escrow LLC.
“First Lien Intercreditor Agreement” shall mean the first lien intercreditor agreement dated on or about the date of this agreement between, among others, the Collateral Agent, The Bank of New York Mellon, as Senior Secured Notes Trustee, Credit Suisse as administrative agent under the Senior Facilities Agreement and the Obligors, as amended, novated, supplemented, restated, replaced or modified from time to time.
“Original Intercreditor Agreement” means the intercreditor agreement dated 11 May 2007 between the Company, and certain of its Subsidiaries, the Agent, the Security Trustee and others as amended from time to time prior to the date of this Agreement.
“Restated Intercreditor Agreement” means the Original Intercreditor Agreement, as amended and restated by this Agreement, the terms of which are set out in Schedule 1 (Restated Intercreditor Agreement) as novated, varied, supplemented or amended from time to time.
“Senior Facilities Agreement” means the senior facilities agreement dated on or about the date of this Agreement, between among others, Reynolds Consumer Products Holdings Inc, the Company, certain subsidiaries of the Company, certain banks and financial institutions, Credit Suisse as administrative agent, as novated, varied, supplemented, replaced or amended from time to time.

“Senior Secured Notes” means the senior secured notes issued (subject to the Escrow) by Reynolds Group Issuer Inc, Reynolds Group LLC and Reynolds Group Issuer (Luxembourg) S.A. in an aggregate principal amount of EUR450,000,000 and US$1,125,000,000 in accordance with the terms of the Senior Secured Notes Indenture.
“Senior Secured Notes Indenture” means the indenture dated on or about the date of this Agreement in respect of the Senior Secured Notes, as amended, novated varied, supplemented or replaced from time to time.
1.2	Incorporation of defined terms
(a)	Unless a contrary indication appears, a term defined in the Original Intercreditor Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Intercreditor Agreement shall have effect as if set out in this Agreement.
1.3	Clauses
In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Agreement.
1.4	Third party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
1.5	Designation
In accordance with the Senior Facilities Agreement, each of the Company, the Administrative Agent and the Collateral Agent designate this Agreement as a Loan Document.
2.	RESTATEMENT
2.1	Restatement of the Original Intercreditor Agreement
With effect from the Effective Date the Original Intercreditor Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 1 (Restated Intercreditor Agreement).
3.	ACCESSION PROVISIONS
3.1	Accession of the Administrative Agent, the Collateral Agent and the Senior Secured Notes Trustee to the Restated Intercreditor Agreement
With effect from the Effective Date, by its countersignature to this Agreement:
(a)	the Administrative Agent confirms that it intends to be party to the Restated Intercreditor Agreement as the Administrative Agent (as defined in the Restated Intercreditor Agreement), and undertakes to perform all the obligations expressed in the Restated Intercreditor Agreement to be assumed by the Administrative Agent and agrees that it shall be bound by all the provisions of the Restated Intercreditor Agreement, as if it had been an original party to the Restated Intercreditor Agreement;

(b)	the Collateral Agent confirms that it intends to be party to the Restated Intercreditor Agreement as a Collateral Agent (as defined in the Restated Intercreditor Agreement), and undertakes to perform all the obligations expressed in the Restated Intercreditor Agreement to be assumed by a Collateral Agent and agrees that it shall be bound by all the provisions of the Restated Intercreditor Agreement, as if it had been an original party to the Restated Intercreditor Agreement; and
(c)	the Senior Secured Notes Trustee confirms that it intends to be party to the Restated Intercreditor Agreement as a Senior Secured Notes Trustee (as defined in the Restated Intercreditor Agreement), and undertakes to perform all the obligations expressed in the Restated Intercreditor Agreement to be assumed by a Senior Secured Notes Trustee and agrees that it shall be bound by all the provisions of the Restated Intercreditor Agreement, as if it had been an original party to the Restated Intercreditor Agreement.
4.	CONTINUITY AND FURTHER ASSURANCE
4.1	Continuing obligations
The provisions of the Restated Intercreditor Agreement and the other Credit Documents (as defined in the First Lien Intercreditor Agreement) shall, save as amended by this Agreement, continue in full force and effect.
4.2	Further assurance
Each Obligor shall, at the request of the Administrative Agent or the Collateral Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.
4.3	Confirmation by Obligors
Each Obligor listed in Schedule 3 (Original Obligors) of the Restated Intercreditor Agreement confirms that it is party to this Agreement and the Restated Intercreditor Agreement in its capacity as a Grantor under and as defined in the First Lien Intercreditor Agreement.
5.	MISCELLANEOUS
5.1	Incorporation of terms
The provisions of clause 25 (Notices), clause 26.5 (Amendments to this Agreement), clause 26.1 (Invalidity of any provision), clause 31.3 (Consent), and clause 32 (Austrian Stamp Duty) of the Restated Intercreditor Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to “the Agreement” are references to this Agreement.
5.2	Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

5.3	Consent by the HY Noteholders
For the purposes of clauses 2.1 (Ranking of Liabilities) and 2.2 (Ranking of Security) of the Restated Intercreditor Agreement the HY Noteholder Trustee expressly agrees that (i) the Senior Liabilities shall rank senior in priority to the Subordinated Liabilities and that (ii) the Senior Security Documents shall secure all the Senior Liabilities.
5.4	Release and Discharge
With effect from the Effective Date, Credit Suisse, in its capacities as Senior Agent and Senior Issuing Bank (in each case, as such term is defined in the Original Intercreditor Agreement) and Security Trustee for the Senior Creditors (as defined in the Original Intercreditor Agreement), is hereby released and discharged from all obligations and liabilities it has under the Original Intercreditor Agreement in those capacities.
6.	GOVERNING LAW
This Agreement and all non-contractual obligations arising from or connected with it are governed by English law.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
Restated Intercreditor Agreement

SIGNATURES
The Parent
REYNOLDS GROUP HOLDINGS LIMITED
By: /s/ PHILIP WEST
The Company
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By: /s/ PHILIP WEST
LUXCO B
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A
By: /s/ PHILIP WEST
The Obligors
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By: /s/ PHILIP WEST
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.AR.L
By: /s/ PHILIP WEST
REYNOLDS GROUP HOLDINGS LIMITED
By: /s/ PHILIP WEST
SIG COMBIBLOC LIMITED (UK)
By: /s/ PHILIP WEST
SIG HOLDINGS (UK) LIMITED
By: /s/ PHILIP WEST

Certificate of Non-Revocation of Power of Attorney
I, __Philip West_, of __Level 25, 2 Park Street, Sydney, Australia, __A Lawyer__, cerify:
1.	That by deeds dated 15 October 2009 and 31 October 2009, Reynolds Group Holdings Limited of Auckland, New Zealand appointed me its attorney.

2.	That I have not received notice of any event revoking the power of attorney.
SIGNED by
/s/ Philip West

3. SIG AUSTRIA HOLDING GMBH

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG COMBIBLOC GMBH (AUSTRIA)

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG COMBIBLOC GMBH & CO KG

(represented by its general partner SIG Combibloc GmbH) By: /s/ PHILIP WEST	/s/ MARK DUNKLEY
SIG EURO HOLDING AG & CO KGAA
towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG

By:	/s/ Philip West
	Name:	PHILIP WEST
	Title:	ATTORNEY

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as representative without power of attorney (Vertreter ohne Vertretungsmacht) subject to the subsequent ratification and approval of its action by the supervisory board (Aufsichtsrat) and under exclusion of any personal liability

/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

SIG COMBIBLOC HOLDING GMBH
By: /s/ PHILIP WEST
SIG COMBIBLOC SYSTEMS GMBH
By: /s/ PHILIP WEST

SIG BEVERAGES GERMANY GMBH
By: /s/ PHILIP WEST
SIG COMBIBLOC GMBH
By: /s/ PHILIP WEST
SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By: /s/ PHILIP WEST
SIG INFORMATION TECHNOLOGY GMBH
By: /s/ PHILIP WEST
SIG INTERNATIONAL SERVICES GMBH
By: /s/ PHILIP WEST
SIG VIETNAM BETEILIGUNGS GMBH
By: /s/ PHILIP WEST

SIG COMBIBLOC GROUP AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG FINANZ AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG ALLCAP AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG COMBIBLOC (SCHWEIZ) AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG TECHNOLOGY AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY
SIG ASSET HOLDINGS LIMITED
By: /s/ PHILIP WEST
SIG FINANCE (LUXEMBOURG) S.AR.L
By: /s/ PHILIP WEST
SIG HOLDING USA INC. (DELAWARE)
By: /s/ MICHELE NEEDHAM

SIG COMBIBLOC INC.
By: /s/ MICHELE NEEDHAM
SIG COMBIBLOC LTD. (THAILAND)
By: /s/ PHILIP WEST
Subordinated Guarantors
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By: /s/ PHILIP WEST
BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.AR.L
By: /s/ PHILIP WEST
REYNOLDS GROUP HOLDINGS LIMITED
By: /s/ PHILIP WEST
SIG COMBIBLOC LIMITED (UK)
By: /s/ PHILIP WEST
SIG HOLDINGS (UK) LIMITED
By: /s/ PHILIP WEST

SIG AUSTRIA HOLDING GMBH

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG COMBIBLOC GMBH (AUSTRIA)

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG COMBIBLOC GMBH & CO KG

(represented by its general partner SIG Combibloc GmbH) By: /s/ PHILIP WEST	/s/ MARK DUNKLEY
SIG EURO HOLDING AG & CO KGAA
towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG

By:	/s/ Philip West
	Name:	PHILIP WEST
	Title:	ATTORNEY

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as representative without power of attorney (Vertreter ohne Vertretungsmacht) subject to the subsequent ratification and approval of its action by the supervisory board (Aufsichtsrat) and under exclusion of any personal liability

/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

SIG COMBIBLOC HOLDING GMBH
By: /s/ PHILIP WEST
SIG COMBIBLOC SYSTEMS GMBH
By: /s/ PHILIP WEST
SIG BEVERAGES GERMANY GMBH
By: /s/ PHILIP WEST
SIG COMBIBLOC GMBH
By: /s/ PHILIP WEST

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By: /s/ PHILIP WEST
SIG INFORMATION TECHNOLOGY GMBH
By: /s/ PHILIP WEST
SIG INTERNATIONAL SERVICES GMBH
By: /s/ PHILIP WEST
SIG VIETNAM BETEILIGUNGS GMBH
By: /s/ PHILIP WEST

SIG COMBIBLOC GROUP AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG FINANZ AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG ALLCAP AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG COMBIBLOC (SCHWEIZ) AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY

SIG TECHNOLOGY AG

By: /s/ PHILIP WEST	/s/ MARK DUNKLEY
SIG ASSET HOLDINGS LIMITED
By: /s/ PHILIP WEST
SIG FINANCE (LUXEMBOURG) S.AR.L
By: /s/ PHILIP WEST
SIG HOLDING USA INC. (DELAWARE)
By: /s/ MICHELE NEEDHAM

SIG COMBIBLOC INC.
By: /s/ MICHELE NEEDHAM
SIG COMBIBLOC LTD. (THAILAND)
By: /s/ PHILIP WEST

The Collateral Agent
THE BANK OF NEW YORK MELLON
By: /s/ CATHERINE F. DONOHUE
Vice President
The Administrative Agent
CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: /s/ BILL O’DALY	/s/ CHRISTOPHER REO DAY

Director	Associate

The Security Trustee

CREDIT SUISSE

By: /s/ STEVE MARTIN	/s/ IAN CROFT

Vice President	Assistant Vice President

The Senior Issuing Bank

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: /s/ BILL O’DALY	/s/ CHRISTOPHER REO DAY

Director	Associate
Senior Secured Notes Trustee
THE BANK OF NEW YORK MELLON
By: /s/ CATHERINE F. DONOHUE
Vice President
The HY Noteholders Trustee
BANK OF NEW YORK MELLON
By: /s/ PAUL CATTERMOLE
Vice President

The Senior Agent, the Senior Issuing Bank and the Subordinated Bridging Agent (each as defined in the Original Intercreditor Agreement) and the Security Trustee for the Senior Creditors (as defined in the Original Intercreditor Agreement).
CREDIT SUISSE

By: /s/ STEVE MARTIN	/s/ IAN CROFT
Vice President	Assistant Vice President